SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):                                                                                          April 29, 2003

                                            INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

                                                  2204 Lakeshore Drive, Birmingham, Alabama 35209
(Address of principal executive offices) (Zip Code)

                                                                                      (205) 870-4000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

        99.1     Press release dated April 29, 2003, announcing results for the quarter ended March 31, 2003

        99.2     Written transcript of conference call, including slides, held on April 30, 2003.

Item 9. Regulation FD Disclosure (Information Furnished Under Item 12 – Results of Operations and FinancialCondition.)

The information contained in this Item 9 is provided pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” as contemplated by SEC Release Nos. 33-8176 and 33-8216.

On April 29, 2003, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2003, a copy of which is attached as Exhibit 99.1

On April 30, 2004, the Registrant hosted a conference call announcing its financial results for the fiscal quarter ended March 31, 2003. A transcript of the conference call is attached as Exhibit 99.2.

The information included in this report, including the attached Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003	INFINITY PROPERTY AND CASUALTY CORPORATION By: /s/Samuel J. Simon Name: Samuel J. Simon Title: Senior Vice President, General Counsel and Secretary